AMENDMENT to SHARE EXCHANGE AGREEMENT

AMENDMENT dated as of March 18, 2024, (the "Amendment") to the to the SHARE EXCHANGE AGREEMENT (the "**AGREEMENT**"), dated as of February 20, 2024, among **Resonate Blends, Inc.**, a corporation duly organized and existing under the laws of the State of Nevada, located at 26565 Agoura Road, Suite 200, Calabasas, CA 91302, (hereinafter referred to as "KOAN"), **Emergent Health Corp.**, a corporation duly organized and existing under the law of the State of Wyoming, located at One Marine Plaza, Suite 305A, North Bergen, NJ 07047 (hereinafter referred to as "EMGE"), and **the Holders of Series Class A Preferred Stock, the Series C Convertible No-Voting Preferred Stock and the Class F Preferred Stock of EMGE** (the "EMGE Preferred Shareholders").

WHEREAS, the Parties hereby desire to remove the **Class F Preferred Stock of EMGE** as a party to the Agreement;

WHEREAS, the Parties also desire to set forth the terms and conditions upon which the Agreement shall be amended.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

The SHARE EXCHANGE AGREEMENT is amended as follows,

1. The **Class F Preferred Stock of EMGE**, are hereby removed and are not a party to the Agreement. Any future issuance of securities to the Class F Preferred Stock of EMGE, shall work to reduce the 93% of the fully diluted shares available to the EMGE Parties.

All other terms and conditions as set forth in the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above, and the corporate Parties have caused this Amendment to be executed by their respective officers, hereunto duly authorized.

Resonate Blends, Inc.

DocuSigned by:

By: Geoff Selzer
Name: Geoffrey Selzer
Title: Interim President
Date: March 18, 2024

Emergent Health Corp.

DocuSigned by:
Jim Morrison

By:______________________
Name: Jim Morrison
Title: President
Date: March 18, 2024

Series A Preferred Stock

Eocine Management Advisors, Inc. 66.67 shares

DocuSigned by:
James W. Zimbler

By: James W. Zimbler
Title: President
Date: March 18, 2024

Series C Convertible No-Voting Preferred Stock

Always Had A Vision, LLC (Jim Morrison) 3,450,000 shares

DocuSigned by:
Jim Morrison

By: Jim Morrison
Title: Managing Member
Date: March 18, 2024

Eocine Management Advisors, Inc. (James Zimbler) 3,100,000 shares

DocuSigned by:
James W. Zimbler

By: James W. Zimbler
Title: President
Date: March 18, 2024